UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 16, 2015

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Greenway Plaza
Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01                             Entry into a Material Definitive Agreement.

On December 16, 2015, Buckeye Partners, L.P. (the “Partnership”), certain subsidiaries of the Partnership (collectively with the Partnership, the “Borrowers”), the several banks and other financial institutions party thereto and SunTrust Bank, in its capacity as administrative agent (the “Administrative Agent”), entered into the First Amendment to Revolving Credit Agreement (the “Credit Agreement Amendment”) to that certain Revolving Credit Agreement by and among the Borrowers, the banks and financial institutions party thereto and the Administrative Agent, dated as of September 30, 2014 (the “Credit Agreement”).

The Credit Agreement Amendment amended the Credit Agreement to, among other matters:

•

amend the definition of “Continuing Director” to remove the automatic exclusion of individuals nominated as the result of an actual or threatened solicitation of proxies other than on behalf of the Partnership’s board of directors as continuing directors for purposes of the Change of Control provisions;

•

permit the issuance of hybrid securities (i.e., securities having both equity and debt characteristics) and exclude from the calculation of funded debt the principal amount of any hybrid securities in an aggregate amount not to exceed 15% of total capitalization; and

•	extend the revolving commitment termination date from September 30, 2019 to September 30, 2020.

The disclosure contained in this Item 1.01 does not purport to be a complete description of the Credit Agreement Amendment and is qualified in its entirety by reference to the Credit Agreement Amendment, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03                             Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated herein by reference.

Item 9.01                             Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
10.1

First Amendment to Revolving Credit Agreement dated as of December 16, 2015, by and among Buckeye Partners, L.P., Buckeye Energy Services LLC, Buckeye Caribbean Terminals LLC and Buckeye West Indies Holdings LP, as borrowers, the lenders party thereto and SunTrust Bank, as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

	By:	Buckeye GP LLC,
its General Partner

	By:	TODD J. RUSSO
Todd J. Russo
Senior Vice President, General Counsel and
Secretary

Dated: December 18, 2015

Exhibit Index

Exhibit Number	Description
10.1

First Amendment to Revolving Credit Agreement dated as of December 16, 2015, by and among Buckeye Partners, L.P., Buckeye Energy Services LLC, Buckeye Caribbean Terminals LLC and Buckeye West Indies Holdings LP, as borrowers, the lenders party thereto and SunTrust Bank, as administrative agent.